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                                                                  Exhibit 10(j)



                                                   As approved by the Board of
                                                   Directors on October 2, 1995



                       JILLIAN'S ENTERTAINMENT CORPORATION
                     1995 DIRECTOR, ADVISER AND KEY EMPLOYEE
                         NONQUALIFIED STOCK OPTION PLAN


 1.  Purpose of the Plan.
     --------------------

     The purpose of the 1995 Director, Adviser and Key Employee Nonqualified Stock Option Plan (the "Plan") of Jillian's Entertainment Corporation (the "Corporation") is to give the Corporation a significant advantage in attracting, retaining and motivating directors, advisers, officers and key employees and to provide the Corporation and its Subsidiaries with the ability to provide incentives more directly linked to the profitability of the Corporation's businesses and increases in stockholder value.

 2   Definitions.
     ------------

     A. "Adviser" means any special adviser to the Corporation who is designated as such by the Board for purposes of this Plan.

     B.   "Board" means the Board of Directors of the Corporation.

     C. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     D. "Common Stock" means the common shares, $0.001 par value per share, of the Corporation.

     E.   "Corporation" means Jillian's Entertainment Corporation.

     F.   "Date of Grant" means the date on which an Option granted.

     G.   "Director" means a member of the Corporation's Board of Directors.

     H. "Disinterested Person" means a Director who was not granted during the one (1) year immediately preceding the Director's appointment to the Stock Option Committee, and is not granted while a member of the Stock Option Committee, equity securities under the Plan or any other plan of the Corporation or an affiliate of the Corporation, except as may be otherwise permitted by Rule 16b-3 promulgated under the Exchange Act.

     I. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     J. "Fair Market Value" shall mean, with respect to a share of Common Stock, either (i) the average of the closing bid and asked quotations for the Common Stock on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") on the date the fair market value is to be determined, (ii) the closing price of the Common Stock on the NASDAQ in the national market or on an established stock exchange, or (iii) if the Common Stock is not traded on NASDAQ or another exchange, the fair market value as determined by the Board of Directors, on the date the fair market value is to be determined.

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          Notwithstanding the above, Fair Market Value shall not be less than the par value of the Common Stock.

     K. "Insider" means any person subject to the provisions of Section 16 of the Exchange Act, including an "officer" of the Corporation within the meaning of Section 16 of the Exchange Act, a "director" within the meaning of Section 3(a)(7) of the Exchange Act, and a "beneficial owner" of more than ten percent (10%) of any class of the equity securities of the Corporation within the meaning of Section 16 of the Exchange Act.

     L. "Key Employee" means any employee, including employees who are also officers or directors, but not including directors who are not also employees, of the Corporation or any Subsidiary Corporation who have substantial responsibility in the direction and management of the Corporation or a Subsidiary Corporation as determined by the Board.

     M.   "Option" means a nonqualified stock option granted under this Plan.

     N. "Parent Corporation" has the same meaning used in Section 424(e) of the Code.

     O. "Plan" means the Jillian's Entertainment Corporation 1995 Director, Adviser and Key Employee Nonqualified Nonqualified Stock Option Plan as set forth herein, which may be amended from time to time.

     P. "Stock Option Committee" means two (2) or more Directors each of whom is a Disinterested Person.

     Q.   "Subsidiary" or "Subsidiary Corporation" has the same meaning used in
          Section 424(f) of the Code.

     R. "Termination of Employment" means the termination of the Participant's employment with the Corporation, any Parent or Subsidiary.

          In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

3.   Shares of Common Stock Subject to the Plan.
     -------------------------------------------

     A. Subject to the provisions of Section 8 of the Plan, the aggregate number of authorized but unissued shares of Common Stock that may be issued pursuant to Options granted under the Plan will not exceed one million, six hundred and fifty thousand (1,650,000) shares. Shares that by reason of expiration or cancellation of an Option or that are otherwise no longer subject to purchase pursuant to an Option granted under the Plan may again be available for issuance pursuant to Options under the Plan.

     B. Upon the exercise of an Option, the Corporation may issue new shares or reissue shares of Common Stock previously repurchased by or on behalf of the Corporation. If shares are to be repurchased and reissued, the Corporation will determine, on or before the last day of each fiscal quarter, the amount, if any, of the Corporation's Common Stock to be purchased by a broker or other independent agent


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          designated by the Corporation (the "Broker") in the following quarter for delivery under the Plan. Common Stock so purchased by the Broker will be restored to the status of authorized but unissued shares. The amounts of stock to be purchased may be all or less than all of the projected requirements of the Plan. It is not the intent of the Corporation that purchases by the Broker exceed actual Plan requirements for the quarter. In such an event, however, excess shares would be carried over to help satisfy Plan requirements on the following quarter. To the extent that the amounts purchased by the Broker do not meet actual Plan requirements, the Corporation will issue original shares. The Broker will be free to purchase such stock at such times, at such prices, and in such amounts as the Broker deems appropriate, whether through brokers or by purchase from securities dealers, both on and off the national exchanges, or by private sale or otherwise, provided that the purchases will be consistent with such conditions as may be prescribed from time to time by law or by the Securities and Exchange Commission ("SEC") in any rule or regulation or in any exemptive order or no-action letter issued by the SEC to the Corporation or the Broker with respect to the making of such purchases, or otherwise. As commitments for such purchases are made by the Broker, the Corporation will, upon written instruction of the Broker, deliver to the Broker the funds necessary to consummate such purchases and pay any brokerage and related incidental charges. All amounts transferred to the Broker by the Corporation will be promptly invested in the Corporation's Common Stock, and in no event later than thirty (30) days after delivery of such funds by the Corporation.

4.   Administration of the Plan.
     ---------------------------

     The Plan will be administered by the Board except that grants of Options to Insiders will be made, consistent with the terms of the Plan, only in the discretion of the Stock Option Committee. Grants of Options to Key Employees (other than Insiders) and Advisers will be made in the discretion of the Board. All questions of interpretation of the Plan, or of any Options granted under it, will be determined by the Board and such determination will be final and binding upon all persons having an interest in the Plan. Any or all powers and discretion vested in the Board under this Plan may be exercised by the Stock Option Committee or any other subcommittee so authorized by the Board.

     Among other things, the Board shall have the authority, subject to the terms of the Plan:

     (a) to select the eligible employees to whom awards may from time to time be granted;

     (b) to determine whether and to what extent Options are to be granted hereunder;

     (c) to determine the number of shares of Common Stock to be covered by each award granted hereunder;

     (d) to determine the terms and conditions of any award granted hereunder (including, but not limited to, subject to Section 6, the option price, any vesting restrictions or limitation and any vesting acceleration or forfeiture waiver regarding any award


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          and the shares of Common Stock relating thereto, based on such factors as the Board shall determine); and

     (e) to modify, amend or adjust the terms and conditions of any Option, at any time or from time to time, including, but not limited to, with respect to performance goals and measurements applicable to performance-based awards pursuant to the terms of the Plan.

     The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreement relating thereto), and to otherwise supervise the administration of the Plan.

     The Board may act with respect to the Plan only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Board.

     Any determination made by the Board or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any award shall be made in the sole discretion of that body at the time of the grant of the award or, unless in contravention of any express term of the Plan, at any time thereafter.

     With respect to Options grants to Insiders, the Stock Option Committee shall have the same rights and authority under the Plan as the Board. All decisions made by the Board or the Stock Option Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan participants.

 5.   Eligibility.
      ------------

     Directors, Advisers, and Key Employees of the Corporation, the Parent Company, and any Subsidiary Corporation will be eligible to participate in the Plan.

 6.  Terms and Conditions of Options.
     --------------------------------

     Each Option granted under this Plan will be evidenced by an Option agreement between the Corporation and the recipient which sets forth the exercise price of the Option, the vesting schedule (if any) of the Option, the expiration date of the Option, and any other terms or conditions approved by the Board or the Stock Option Committee, as appropriate, subject to the following terms and conditions:

     A. OPTION GRANTS. Options may be granted to a Director, an Adviser or a Key Employee in the discretion of the Board except that grants of Options to Insiders may be made only in the discretion of the Stock Option Committee. The option exercise price per share for the shares subject to an Option granted to an Adviser or a Key Employee shall be determined by the Stock Option Committee; such option price may be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.


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     B.   TERM OF OPTIONS. Notwithstanding any other provisions of the Plan or any Option agreement, no Option will be exercisable after the expiration of ten (10) years from the Date of Grant.

     C. VESTING OF OPTIONS. An Option will be exercisable only to the extent that it is vested on the date of exercise. Vesting of an Option will cease on the date that an optionee is no longer an employee, Adviser or Director of the Corporation or a Parent Corporation or Subsidiary Corporation (the "termination date"), and the Option will be exercisable only to the extent the Option is vested on the date of termination. The Board retains the right to accelerate the vesting of any Option in its sole discretion, except that the Stock Option Committee has sole authority to change the vesting terms of Options granted to Insiders.

     D. TERMINATION OF EMPLOYMENT. Except as otherwise provided in an Option agreement, any Option granted pursuant to the Plan will become exercisable in full upon the retirement of the optionee because of age or total and permanent disability or upon the death of the optionee. Except as otherwise provided in an Option agreement, if an optionee terminates service for any reason other than death, the optionee shall be entitled to exercise the Option to the extent vested as of the optionee's termination date until the date the Option expires. If an optionee terminates service because of death, the optionee's heirs, legatees or legal representative may exercise any portion of the Option within one (1) year of the date of the Optionee's death. No Option will be exercisable after the expiration date stated in the stock option agreement executed by the Corporation and the Optionee. Each Option will be subject to termination before its date of expiration as hereinafter provided.

     E. EXERCISE. Options may be exercised only by written notice to the Corporation at its head office accompanied by payment of the full consideration for the shares as to which they are exercised. Payment of the exercise price may be in cash or, in the sole discretion of the Board, (a) by exchange of Common Stock of the Corporation, or (b) partly in cash and partly by exchange of such Common Stock. The value of exchanged Common Stock will be the Fair Market Value on the date of exercise. The Board may also permit deferred payment of all or any part of the purchase price of shares purchased pursuant to the Plan.

     F. TRANSFERABILITY. Unless provided otherwise by the Board or Stock Option Commitee, as appropriate, no Option granted under the Plan, contingent or otherwise, will be transferable, assignable or subject to any encumbrance, pledge, or charge of any nature, except by will or the laws of descent and distribution. The Board or Stock Option Committee, as appropriate, may provide that an Option granted under the Plan, contingent or otherwise, is, subject to such terms and conditions as the Board or Stock Option Committee shall provide, transferable by the Option holder and the transferee shall be entitled to exercise the Option to the extent such Option would have been exercisable by the transferor. The transferability rights and the terms and conditions applicable to such rights may be provided at the time of grant of an Option or by subsequent amendment of an outstanding Option. If

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          an Option is not transferable, then during the lifetime of an optionee, an Option will be exercisable only by the optionee or by the optionee's legal representative. The executor or administrator of the estate of the optionee may transfer any rights with respect to such Option to the person or persons or entity (including a trust) entitled thereto under the will of the optionee or under the laws of intestacy.

     G. SALE OF COMMON STOCK. No Common Stock acquired as a result of an exercise of Options may be sold by the optionee within the six (6) month period commencing on the date of grant of the Option.

7.   Termination and Amendment of the Plan and Options.
     --------------------------------------------------

     The Board may terminate the Plan at any time except with respect to any outstanding Options. The Board may amend the Plan in any manner with respect to future grants of Options and may amend outstanding Options in any manner consistent; provided that, no amendment will be effective if the amendment alters or impairs any rights or obligations of any outstanding Option without the written consent of the optionee.

8.   Change in Capital Structure.
     ----------------------------

     A. The existence of outstanding Options shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     B. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had the optionee exercised his or her Option in full immediately prior to the event requiring the adjustment; and (ii) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Common Stock then reserved that number and class of shares of Common Stock that would have been received by the owner of an equal number of outstanding shares of each class of Common Stock as the result of the event requiring the adjustment.

     C. After a merger of one or more corporations into the Corporation or after a consolidation of the Corporation and one or more corporations in which the Corporation


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          shall be the surviving corporation, each optionee shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such optionee had been the holder of record of the number and class of shares of Common Stock equal to the number and class of shares as to which such Option shall be so exercised.

     D. If the Corporation is merged into or consolidated with another corporation under circumstances where the Corporation is not the surviving corporation, or if the Corporation is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options shall be fully vested. Notwithstanding the preceding provisions if in the opinion of counsel to the Corporation the immediate exercisability of such Options (or cash payment), when taken into consideration with all other "parachute payments" as defined in Section 280G of the Code, would result in an "excess parachute payment" as defined in such section, such Option shall not become immediately exercisable and shall be cancelled as of the effective date of the corporate event, except and to the extent the Board in its discretion shall otherwise determine.

     E. Except as hereinbefore expressly provided, the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options. Adjustment under the preceding provisions of this section will be made by the Board, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustment.

9.   Taxes.
     ------

     A. AUTOMATIC WITHHOLDING. When any portion of an Option is exercised, the Corporation either shall require the Optionee to pay cash or the Corporation shall withhold from the Common Stock acquired upon such exercise the number of shares sufficient to satisfy the Corporation's obligations, if any, to withhold taxes under Federal, state, or local law as a result of such exercise. The Fair Market Value of the Common Stock withheld must, as of the date the Option is exercised, at least



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          equal the aggregate unsatisfied withholding obligations for the portion of the Option that is exercised.

     B. NONQUALIFIED OPTIONS. Options granted under the Plan are not intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code.

10.  General Provisions.
     -------------------

     A. The Corporation shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or the Corporation of any provision of any law, statute, or regulation of any stock exchange upon which the Common Stock may be listed or any governmental authority whether it be Federal or State. Unless a registration statement is in effect under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common Stock covered by an Option, the Corporation shall not be required to issue shares upon exercise of any Option (i) unless the Stock Option Committee has received evidence satisfactory to it to the effect that the optionee is acquiring such shares for investment and not with a view to the distribution thereof or (ii) unless an opinion of counsel to the Corporation has been received by the Corporation, in a form and substance which is deemed acceptable by the Board, to the effect that a registration statement is not required. Any determination in this connection by the Stock Option Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act, the Corporation may imprint the following legend or any other legend which counsel for the Corporation considers necessary or advisable to comply with the Securities Act, the terms of the Plan or other law:

                    "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except pursuant to an effective registration statement or upon receipt by the Corporation of any opinion of counsel, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

          The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act and, in the event any shares are so registered, the Corporation may remove any legend on certificates representing such shares. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     B. No optionee and no beneficiary or other person claiming under or through an optionee will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, that have been issued or transferred to such optionee or beneficiary.


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


     C. The Plan and all determinations made and actions taken pursuant thereto will be governed by the laws of the State of Florida and construed in accordance therewith.

     D. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who become employees of the Corporation or a Subsidiary Corporation as a result of a merger or consolidation of the employing corporation with the Corporation or a Subsidiary Corporation or the acquisition by the Corporation or a Subsidiary Corporation of the assets of the employing corporation, or the acquisition by the Corporation or a Subsidiary Corporation of at least 50% of the issued and outstanding stock of the employing corporation as the result of which it becomes a Subsidiary Corporation of the Corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted. At the time of grant, the Board may provide in connection with any grant made under the Plan that the shares of Common Stock received as a result of such grant shall be subject to a right of first refusal pursuant to which the optionee shall be required to offer to the Corporation any shares that the optionee wishes to sell at the then Fair Market Value of the Common Stock, subject to such other terms and conditions as the Stock Option Committee may specify at the time of grant.

     E. All headings in this Plan are for convenience of reference only and are to be ignored in construing the Plan. Any masculine pronoun shall include the feminine and the singular shall include the plural, and vice versa.

11.    Indemnification of Board and Compensation Committees.
       -----------------------------------------------------

     The members of the Board of Directors and the Stock Option Committee will be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or Option agreements, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it is adjudged in such action, suit or proceeding that the member is liable for negligence or misconduct in the performance of the member's duties; provided that within sixty
(60) days after institution of any such action, suit or proceeding a member will in writing offer the Corporation the opportunity, at its own expense, to defend the same. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board of Directors and the Stock Option Committee and shall be in addition to any and all other rights of indemnification to which such members may be entitled to as a matter of law, contract, or otherwise.

12.  Limitation of Rights.
     ---------------------

     Neither the adoption and maintenance of the Plan nor the grant of Options will:


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     A.   limit the right of the Corporation, Parent Corporation or Subsidiary
          Corporation to discharge or discipline any employee, or otherwise terminate or modify the terms of any employment agreement, or

     B. confer upon any optionee any contract or other right or interest other than as specifically provided in the Plan and the Option agreement.

13. EFFECTIVE DATE OF THE PLAN, DURATION OF THE PLAN. The Plan is effective as of October 2, 1995. Unless previously terminated, the Plan will terminate ten (10) years after the date the Plan is adopted by the Board, except that Options that are granted under the Plan before its termination will continue to be administered under the terms of the Plan until the Options terminate or are exercised.


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